                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                        Date of Report: December 21, 2004
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
               (Exact name of Registrant as Specified in Charter)

           Delaware                   333-115244                23-2811925
           --------                   ----------                ----------
        (State or Other               (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)         Identification Number)

                                 200 Witmer Road
                           Horsham, Pennsylvania 19044
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 and items 3 through 8 are not included because they are not applicable.

Item 2.01         Acquisition or Disposition of Assets

                  On December 21, 2004, a single series of certificates,
entitled GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through
Certificates, Series 2004-C3 (the "Certificates"), was issued pursuant to a
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
attached hereto as Exhibit 4.1, dated as of December 1, 2004, among GMAC
Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), GMAC
Commercial Mortgage Corporation ("GMACCM"), as master servicer, whole loan paying agent and special servicer and Wells Fargo Bank, N.A., as trustee. The
Certificates consist of twenty-five classes identified as the "Class X-1
Certificates," the "Class X-2 Certificates," the "Class A-1A Certificates," the
"Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3
Certificates," the "Class A-4 Certificates," the "Class A-AB Certificates," the
"Class A-5 Certificates," the "Class A-J Certificates," the "Class B
Certificates," the "Class C Certificates," the "Class D Certificates," the
"Class E Certificates," the "Class F Certificates," the "Class G Certificates,"
the "Class H Certificates," the "Class J Certificates," the "Class K
Certificates," the "Class L Certificates," the "Class M Certificates," the
"Class N Certificates," the "Class O Certificates," the "Class P Certificates,"
the "Class Q Certificates," the "Class R-I Certificates," the "Class R-II
Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool of commercial and multifamily mortgage loans (the "Mortgage Loans"). The Mortgage
Loans, as of the due date of each such Mortgage Loan in December 2004 (each, the
"Cut-off Date"), have an aggregate principal balance of $1,251,090,921 (the
"Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from GMAC Commercial Mortgage
Corporation ("GMACCM") pursuant to a mortgage loan purchase agreement, dated
December 21, 2004, between GMACCM as seller and the Depositor as purchaser. The
Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage
Capital Inc. ("MSMC") pursuant to a mortgage loan purchase agreement, dated
December 21, 2004, between MSMC as seller and the Depositor as purchaser. The
Depositor acquired certain of the Trust Fund assets from German American Capital
Corporation ("GACC") pursuant to a mortgage loan purchase agreement, dated
December 21, 2004, between GACC as seller and the Depositor as purchaser. The
Depositor sold the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class
A-AB, Class A-5, Class X-2, Class A-J, Class B, Class C and Class D Certificates
to Morgan Stanley & Co. Incorporated ("Morgan"), Deutsche Bank Securities Inc.
("DB"), GMAC Commercial Holding Capital Corp. ("GMACCH") and Goldman, Sachs &
Co. ("Goldman" and, with Morgan, DB and GMACCH in such capacity, the
"Underwriters") pursuant to an underwriting agreement dated December 7, 2004 among the Underwriters, GMACCM and the Depositor, attached hereto as Exhibit
1.1. The Depositor sold the Class X-1, Class E, Class F, Class G, Class H, Class
J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates
to Morgan and DB pursuant to a certificate purchase agreement each dated
December 7, 2004. The Depositor sold the Class R-I, Class R-II and Class R-III
Certificates to Credit Suisse First Boston LLC.

                  Each of Class X-1 and Class X-2 Certificates will not have an initial certificate balance ("Certificate Balance"), but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional
Amount") equal to $1,251,090,921 and $1,211,222,000, respectively. The Class A-1

                                      -2-

Certificates will have an initial Certificate Balance of $15,500,000. The Class
A-1A Certificates will have an initial Certificate Balance of $351,441,000. The
Class A-2 Certificates will have an initial Certificate Balance of $28,700,000.
The Class A-3 Certificates will have an initial Certificate Balance of
$137,900,000. The Class A-4 Certificates will have an initial Certificate
Balance of $266,000,000. The Class A-AB Certificates will have an initial
Certificate Balance of $62,731,000. The Class A-5 Certificates will have an initial Certificate Balance of $138,600,000. The Class A-J Certificates will have an initial Certificate Balance of $82,885,000. The Class B Certificates
will have an initial Certificate Balance of $31,277,000. The Class C
Certificates will have an initial Certificate Balance of $14,075,000. The Class
D Certificates will have an initial Certificate Balance of $20,330,000. The
Class E Certificates will have an initial Certificate Balance of $12,511,000.
The Class F Certificates will have an initial Certificate Balance of
$15,639,000. The Class G Certificates will have an initial aggregate Certificate
Balance of $10,947,000. The Class H Certificates will have an initial
Certificate Balance of $20,330,000. The Class J Certificates will have an initial Certificate Balance of $3,128,000. The Class K Certificates will have an initial Certificate Balance of $6,255,000. The Class L Certificates will have an initial Certificate Balance of $4,692,000. The Class M Certificates will have an initial Certificate Balance of $4,691,000. The Class N Certificates will have an initial Certificate Balance of $3,128,000. The Class O Certificates will have an initial Certificate Balance of $3,128,000. The Class P Certificates will have an initial Certificate Balance of $17,202,921. The Class Q, Class R-I, Class R-II
and Class R-III Certificates each have an initial Certificate Balance of $0.

                  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                      -3-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1   Underwriting Agreement, dated as of December 7, 2004, among GMAC
           Commercial Mortgage Securities, Inc. as seller, GMAC Commercial
           Mortgage Corporation, Morgan Stanley & Co. Incorporated , Deutsche
           Bank Securities Inc., GMAC Commercial Holding Capital Corp. and
           Goldman, Sachs & Co., as underwriters.

     4.1   Pooling and Servicing Agreement, dated as of December 1, 2004, among
           GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC
           Commercial Mortgage Corporation as master servicer, whole loan paying agent and special servicer and Wells Fargo Bank, N.A., as trustee.

     99.1  Mortgage Loan Purchase Agreement, dated as of December 21, 2004, between GMAC Commercial Mortgage Corporation as seller and GMAC
           Commercial Mortgage Securities, Inc. as purchaser.

     99.2  Mortgage Loan Purchase Agreement, dated as of December 21, 2004, between German American Capital Corporation as seller and GMAC
           Commercial Mortgage Securities, Inc. as purchaser.

     99.3  Mortgage Loan Purchase Agreement, dated as of December 21, 2004, between Morgan Stanley Mortgage Capital Inc. as seller and GMAC
           Commercial Mortgage Securities, Inc. as purchaser.

                                      -4-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GMAC COMMERCIAL MORTGAGE
                                               SECURITIES, INC., Registrant

                                               By:  /s/David Lazarus
                                                    ----------------------------
                                                    Name:   David Lazarus
                                                    Title:  Vice President

Date:    January 5, 2005

EXHIBIT INDEX

Exhibit No.       Description of Exhibit

       1.1    Underwriting Agreement, dated as of December 7, 2004, among GMAC
              Commercial Mortgage Securities, Inc. as seller, GMAC Commercial
              Mortgage Corporation, Morgan Stanley & Co. Incorporated , Deutsche
              Bank Securities Inc., GMAC Commercial Holding Capital Corp. and
              Goldman, Sachs & Co., as underwriters.

       4.1    Pooling and Servicing Agreement, dated as of December 1, 2004, among GMAC Commercial Mortgage Securities, Inc. as depositor, GMAC
              Commercial Mortgage Corporation as master servicer, whole loan paying agent and special servicer and Wells Fargo Bank, N.A., as trustee.

       99.1   Mortgage Loan Purchase Agreement, dated as of December 21, 2004, between GMAC Commercial Mortgage Corporation as seller and GMAC
              Commercial Mortgage Securities, Inc. as purchaser.

       99.2   Mortgage Loan Purchase Agreement, dated as of December 21, 2004, between German American Capital Corporation as seller and GMAC
              Commercial Mortgage Securities, Inc. as purchaser.

       99.3   Mortgage Loan Purchase Agreement, dated as of December 21, 2004, between Morgan Stanley Mortgage Capital Inc. as seller and GMAC
              Commercial Mortgage Securities, Inc. as purchaser.